Exhibit 99.1

(NYSE Listed: PPO) First Quarter 2009 Supplemental Financial Information

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facilities; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the adverse impact on our financial condition from past restructuring activities; the failure to effectively integrate newly acquired operations; the absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disasters, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

First Quarter Results (excluding one-time items)* The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, B and C for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted 1Q '09 1Q '08 Net sales 108.9 $ 145.3 $ Cost of goods sold 65.5 90.2 Business interruption insurance recovery - (0.5) Gross profit 43.4 55.6 Gross profit margin 39.9% 38.2% Selling, general and administrative expenses 24.5 25.3 Operating income 18.9 30.3 Operating income margin 17.4% 20.8% Other expense: Interest expense, net 14.1 15.9 Foreign currency and other (0.5) (0.1) 13.6 15.8 Income from continuing operations before income taxes 5.3 14.5 Income taxes 1.3 3.6 Income from continuing operations 4.0 10.9 Income from continuing operations per share - diluted 0.09 $ 0.27 $ Weighted average shares outstanding - diluted 44.4 40.7

Segment Results* * See Exhibit D for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes (unaudited, in millions) First Quarter Results Sales 1Q '09 1Q '08 Change Energy storage Lead-acid battery separators 56.4 $ 80.6 $ -30.0% Lithium battery separators 17.3 23.4 -26.1% Total 73.7 104.0 -29.1% Separations media Healthcare 25.0 27.3 -8.4% Filtration and specialty 10.2 14.0 -27.1% Total 35.2 41.3 -14.8% ' Total 108.9 $ 145.3 $ -25.1% Gross Profit* Energy Storage - $ 26.0 $ 40.9 $ -36.4% % sales 35.3% 39.3% Separations Media - $ 17.4 14.7 18.4% % sales 49.4% 35.6% Segment Gross Profit 43.4 $ 55.6 $ -21.9% Segment Gross Profit % 39.9% 38.3% Segment Operating Income* Energy storage - $ 9.2 $ 23.8 $ -61.3% % sales 12.5% 22.9% Separations media - $ 10.0 6.8 47.1% % sales 28.4% 16.5% Corporate - $ (0.3) (0.3) 0.0% % sales -0.3% -0.2% Segment operating income 18.9 $ 30.3 $ -37.6% Segment operating income % 17.4% 20.9%

EXHIBITS

Exhibit A First Quarter 2009 Results Please see Exhibit C for description of adjustments (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 108.9 $ - $ 108.9 $ Cost of goods sold 65.5 - 65.5 Business interruption insurance recovery - - - Gross profit 43.4 - 43.4 Selling, general and administrative expenses 25.2 0.7 a 24.5 Business restructuring 0.6 0.6 c - Operating income 17.6 (1.3) 18.9 Other expense: Interest expense, net 14.1 - 14.1 Foreign currency and other (0.5) - (0.5) 13.6 - 13.6 Income from continuing operations before income taxes 4.0 (1.3) 5.3 Income taxes 1.0 (0.3) d 1.3 Income from continuing operations 3.0 $ (1.0) $ 4.0 $ Income from continuing operations per share - diluted 0.07 $ (0.02) $ 0.09 $ Weighted average shares outstanding - diluted 44.4 44.4 44.4

Exhibit B First Quarter 2008 Results Please see Exhibit C for description of adjustments (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 145.3 $ - $ 145.3 $ Cost of goods sold 90.4 0.2 b 90.2 Business interruption insurance recovery (0.5) - (0.5) Gross profit 55.4 (0.2) 55.6 Selling, general and administrative expenses 25.3 - 25.3 Business restructuring - - - Operating income 30.1 (0.2) 30.3 Other expense: Interest expense, net 15.9 - 15.9 Foreign currency and other (0.1) - (0.1) 15.8 - 15.8 Income from continuing operations before income taxes 14.3 (0.2) 14.5 Income taxes 3.7 0.1 d,e 3.6 Income from continuing operations 10.6 $ (0.3) $ 10.9 $ Income from continuing operations per share - diluted 0.26 $ (0.01) $ 0.27 $ Weighted average shares outstanding - diluted 40.7 40.7 40.7

Exhibit C Description of adjustments a FTC-related costs incurred in Q1 of 2009 due to the ongoing litigation concerning the acquisition of Microporous. b In connection with the application of purchase accounting for the Microporous acquisition, inventory was written up to fair value. This adjustment represents the amount of the purchase accounting adjustment for inventory that was sold during the period. c Charges associated with the 2008 business restructuring plan d Impact of above items (items a, b and c) on provision for income taxes e Non-cash income tax consequence of repatriating funds for the Microporous acquisition.

Exhibit D Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income From Continuing Operations Before Income Taxes (unaudited, in millions) Three Months Three Months Ended Ended April 4, 2009 March 29, 2008 Operating income: Energy storage 9.2 $ 23.8 $ Separations media 10.0 6.8 Corporate (0.3) (0.3) Total segment operating income 18.9 30.3 Inventory purchase accounting adjustment - 0.2 Business restructuring 0.6 - Costs related to the FTC complaint 0.7 - Total operating income 17.6 30.1 Reconciling items: Interest expense 14.1 15.9 Foreign currency and other (0.5) (0.1) Income from continuing operations before income taxes 4.0 $ 14.3 $